UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 15, 2014

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 9.01

Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers

New Employment Agreement with David A. R. Evans

On September 15, 2014, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), and David A.R. Evans entered into a new employment agreement pursuant to which Mr. Evans will continue to serve as the Company’s President – New Media.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Evans’ agreement.

Mr. Evans’ new employment agreement is an “at-will” agreement that became effective as of September 15, 2014 and supersedes and replaces the employment agreement entered into by HoldCo and Mr. Evans as of January 1, 2014.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Evans will receive a base salary as follows: (a) at an annual rate of $490,000 effective as of September 15, 2014, (b) at an annual rate of $505,000 effective as of September 15, 2015, and (c) at an annual rate of $520,000 effective as of September 15, 2016 and continuing through September 14, 2017.

In addition to his annual base salary, Mr. Evans will be eligible for two (2) quarterly incentive bonuses in the amount of $10,000 each for achievement of the following: (a) each quarter that the employment agreement remains in effect for which the Company’s Non-Broadcast Division meets or exceeds the “Revenue Budget” (as defined in the employment agreement) for the Non-Broadcast Division for the applicable quarter as set by the Company’s management, and (b) each quarter that the employment agreement remains in effect for which the Company’s Non-Broadcast Division meets or exceeds the “EBITDA Budget” (as defined in the employment agreement) for the Non-Broadcast Division for the applicable quarter as set by the Company’s management.  Mr. Evans will also be eligible for a merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Mr. Evans’ employment agreement generally provides that if: (a) his employment is terminated without “Cause” (as defined in the employment agreement), or (b) if HoldCo fails to offer Mr. Evans a new employment agreement at the expiration of the compensation schedule as of September 14, 2017 which contains terms generally consistent with those contained in Mr. Evans’ September 15, 2014 employment agreement, HoldCo will pay Mr. Evans a severance amount equal to his then base salary for six (6) months and provide professional outplacement assistance for twelve (12) consecutive months. Additionally, if Mr. Evans dies prior to the expiration of the term of his employment agreement, any unvested or time-vested stock options previously granted to Mr. Evans shall become immediately one hundred percent (100%) vested.

Additional benefits under Mr. Evans’ employment agreement include reimbursement from HoldCo for an amount up to a maximum of $3,500 per year paid by Mr. Evans for life insurance on his life.

Mr. Evans’ employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Employment Agreement with David A.R. Evans dated as of September 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: September 19, 2014	By:/s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement with David A.R. Evans dated as of September 15, 2014.